Exhibit 99.32

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   July, 1998
          Series 1998-11B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.439094
                                                      -------------------------
       Weighted average maturity                                        355.72
                                                      -------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
                Principal Per    Prepayments Per   Interest Per
      Class      Certificate       Certificate      Certificate    Payout Rate
      -----      -----------       -----------      -----------    -----------
       2PO    $    1.35310207   $     0.48283011  $   0.00000000   %0.00000000
       2A1    $    1.29193395   $     1.18133583  $   5.62499978   %6.74999974
       2A2    $    0.00000000   $     0.00000000  $   5.41666711   %6.50000054
       2A3    $  118.73682709   $   108.57218646  $   5.50520839   %6.60625007
       2A4    $    0.00000000   $     0.00000000  $   5.62500000   %6.75000000
       2A5    $    3.98689534   $     3.64559130  $   5.62499979   %6.74999975
       2A6    $    1.71634600   $     1.56941600  $   5.41666700   %6.50000040
       2A7    $  118.73682811   $   108.57218592  $   6.08705325   %7.30446390
       2A8    $    0.00000000   $     0.00000000  $   5.83333143   %6.99999771
       2A9    $    0.00000000   $     0.00000000  $   6.66666857   %8.00000229
       2A10   $    2.48597680   $     2.27316106  $   5.62500000   %6.75000000
       2A11   $    0.00000000   $     0.00000000  $   5.62500000   %6.75000000
       2A12   $   15.92609302   $    14.56271628  $   5.62499907   %6.74999888
       2A13   $    0.00000000   $     0.00000000  $   0.20833300   %0.24999960
       2A14   $    0.00000000   $     0.00000000  $   5.83333200   %6.99999839
       2A15   $    0.00000000   $     0.00000000  $   5.83333200   %6.99999839
       2A16   $    0.00000000   $     0.00000000  $   5.83333467   %7.00000161
       2R     $ 1000.00000000   $   914.40000000  $   5.60000000   %6.72000000
       2RL    $ 1000.00000000   $   914.40000000  $   5.60000000   %6.72000000
       2M     $    0.77113089   $     0.00000000  $   5.62500109   %6.75000130
       2B1    $    0.77112952   $     0.00000000  $   5.62500000   %6.75000000
       2B2    $    0.77113292   $     0.00000000  $   5.62499554   %6.74999465
       2B3    $    0.77113454   $     0.00000000  $   5.62500000   %6.75000000
       2B4    $    0.77112450   $     0.00000000  $   5.62500000   %6.75000000
       2B5    $    0.77112522   $     0.00000000  $   5.62499582   %6.74999499

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
      1.
                              Accrual Amount
          Class
       N/A             $                     N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $          15,740.65
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:        $     246,888,555.95
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  810
                                                                 ---------------
       3.
       Beginning Aggregate  Ending Aggregate         Ending
        Class Certificate   Class Certificate   Single Certificate
Class   Principal Balance   Principal Balance        Balance            Cusip
-----   -----------------   -----------------        -------            -----
2PO    $      205,476.00  $       205,197.97  $            998.65    GE98112PO
2A1    $   23,177,880.00  $    23,147,935.71  $            998.71    36157RJZ9
2A2    $    7,474,000.00  $     7,474,000.00  $          1,000.00    36157RKA2
2A3    $   11,633,823.00  $    10,252,459.77  $            881.26
2A4    $   24,904,832.00  $    24,904,832.00  $          1,000.00    36157RKC8
2A5    $   24,125,000.00  $    24,028,816.15  $            996.01    36157RKD6
2A6    $   10,000,000.00  $     9,982,836.54  $            998.28    36157RKE4
2A7    $    3,016,177.00  $     2,658,045.71  $            881.26
2A8    $    1,750,000.00  $     1,750,000.00  $          1,000.00    36157RKG9
2A9    $    1,750,000.00  $     1,750,000.00  $          1,000.00    36157RKH7
2A10   $   73,700,000.00  $    73,516,783.51  $            997.51    36157RKJ3
2A11   $   44,500,000.00  $    44,500,000.00  $          1,000.00    36157RKK0
2A12   $    5,375,000.00  $     5,289,397.25  $            984.07    36157RKL8
2A13   $   10,000,000.00  $     9,982,836.54  $            998.28    36157RKM6
2A14   $    2,491,000.00  $     2,491,000.00  $          1,000.00    36157RKN4
2A15   $    2,491,000.00  $     2,491,000.00  $          1,000.00    36157RKP9
2A16   $    2,492,000.00  $     2,492,000.00  $          1,000.00    36157RKQ7
SUP2   $  236,366,322.00  $   234,221,011.15  $            990.92    G9811SUP2
2R     $          100.00  $             0.00  $              0.00    36157RKU8
2RL    $          100.00  $             0.00  $              0.00    36157RKV6
2M     $    4,607,000.00  $     4,603,447.40  $            999.23    36157RKR5
2B1    $    1,992,000.00  $     1,990,463.91  $            999.23    36157RKS3
2B2    $    1,121,000.00  $     1,120,135.56  $            999.23    36157RKT1
2B3    $      996,000.00  $       995,231.95  $            999.23    36157RLK9
2B4    $      498,000.00  $       497,615.98  $            999.23    36157RLL7
2B5    $      747,933.00  $       747,356.25  $            999.23    36157RLM5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             0        Principal Balance $                0.00
                               --------                         ----------------
       2.   60-89 days
            Number             0        Principal Balance $                0.00
                               --------                         ----------------
       3.   90 days or more
            Number             0        Principal Balance $                0.00
                               --------                         ----------------
       4.   In Foreclosure
            Number             0        Principal Balance $                0.00
                               --------                         ----------------
       5.   Real Estate Owned
            Number             0        Principal Balance $                0.00
                               --------                         ----------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 2A3             %               6.60625007
                 2A7             %               7.30446390
                 2A9             %               8.00000229

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $               0.00
                                                              ------------------

       2.   Bankruptcy Loss Amount:                        $               0.00
                                                              ------------------

       3.   Fraud Loss Amount:                             $               0.00
                                                              ------------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                    ------------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.